Exhibit 99.1

Five9 Reports Second Quarter Revenue Growth of 27% to a Record $77.4 Million

36% Growth in LTM Enterprise Subscription Revenue
Fourteenth Consecutive Quarter of Positive Operating Cash Flow
Raises 2019 Guidance for Both Revenue and Bottom Line
SAN RAMON, Calif. - July 31, 2019 - Five9, Inc. (NASDAQ:FIVN), a leading provider of cloud contact center software, today reported results for the second quarter ended June 30, 2019.
Second Quarter 2019 Financial Results

•	Revenue for the second quarter of 2019 increased 27% to a record $77.4 million, compared to $61.1 million for the second quarter of 2018.

•	GAAP gross margin was 59.6% for the second quarter of 2019, compared to 59.4% for the second quarter of 2018.

•	Adjusted gross margin was 65.0% for the second quarter of 2019, compared to 63.8% for the second quarter of 2018.

•	GAAP net loss for the second quarter of 2019 was $(1.9) million, or $(0.03) per basic share, compared to GAAP net loss of $(2.0) million, or $(0.04) per basic share, for the second quarter of 2018.

•
Non-GAAP net income for the second quarter of 2019 was $12.3 million, or $0.20 per diluted share, compared to non-GAAP net income of $6.9 million, or $0.11 per diluted share, for the second quarter of 2018.

•	Adjusted EBITDA for the second quarter of 2019 was $14.4 million, or 18.6% of revenue, compared to $9.7 million, or 15.8% of revenue, for the second quarter of 2018.

•	GAAP operating cash flow for the second quarter of 2019 was $6.8 million, compared to GAAP operating cash flow of $5.7 million for the second quarter of 2018.
“We delivered strong second quarter results. Revenue of $77.4 million grew 27% year-over-year and continued to be driven by our Enterprise business, which delivered 36% growth in LTM Enterprise subscription revenue. To further strengthen our position in this massive market, we have made a meaningful investment in our engineering and technical leadership and added several key industry leaders to expand our channel development. Our strong enterprise ecosystem continues to grow, most recently with the announcement of our partnership with Microsoft Teams, further demonstrating our momentum. Overall, we are making excellent progress on product innovation and enterprise traction and have a strong team in place, including an awesome go-to-market machine, to continue this momentum.”

- Rowan Trollope, CEO, Five9

Business Outlook

•	For the full year 2019, Five9 expects to report:

•	Revenue in the range of $312.5 to $314.5 million, up from the prior guidance range of $304.0 to $307.0 million that was previously provided on May 1, 2019.

•
GAAP net loss in the range of $(12.0) to $(10.0) million or $(0.20) to $(0.16) per basic share, improved from the prior guidance range of $(17.3) to $(14.3) million or $(0.29) to $(0.24) per basic share, that was previously provided on May 1, 2019.

•
Non-GAAP net income in the range of $44.7 to $46.7 million or $0.70 to $0.73 per diluted share, improved from the prior guidance range of $39.3 to $42.3 million or $0.61 to $0.66 per diluted share, that was previously provided on May 1, 2019.

•	For the third quarter of 2019, Five9 expects to report:

•	Revenue in the range of $78.0 to $79.0 million.

•	GAAP net loss in the range of $(6.3) to $(5.3) million, or a loss of $(0.10) to $(0.09) per basic share.

•	Non-GAAP net income in the range of $8.8 to $9.8 million, or $0.14 to $0.15 per diluted share.

Conference Call Details
Five9 will discuss its second quarter 2019 results today, July 31, 2019, via teleconference at 4:30 p.m. Eastern Time. To access the call (ID 7619063), please dial: 800-263-0877 or 323-794-2094. An audio replay of the call will be available through August 14, 2019 by dialing 888-203-1112 or 719-457-0820 and entering access code 7619063. A copy of this press release will be furnished to the Securities and Exchange Commission on a Current Report on Form 8-K and will be posted to our web-site, prior to the conference call.
A webcast of the call will be available on the Investor Relations section of the Company’s web-site at http://investors.five9.com/.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures. We calculate adjusted gross profit and adjusted gross margin by adding back the following items to gross profit: depreciation, intangibles amortization and stock-based compensation. We calculate adjusted EBITDA by adding back or removing the following items to or from GAAP net loss: depreciation and amortization, stock-based compensation, interest expense, interest (income) and other, non-recurring litigation settlement costs and related indemnification fees, and provision for (benefit from) income taxes. We calculate non-GAAP operating income as operating income (loss) excluding stock-based compensation, intangibles amortization, and non-recurring litigation settlement costs and related indemnification fees. We calculate non-GAAP net income as GAAP net loss excluding stock-based compensation, intangibles amortization, amortization of debt discount and issuance costs, amortization of discount and issuance costs on convertible senior notes, non-recurring litigation settlement costs and related indemnification fees, and gain on sale of convertible note held for investment. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Five9 considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company, exclusive of factors that do not directly affect what we consider to be our core operating performance, as well as unusual events. The Company’s management uses these measures to (i) illustrate underlying trends in the Company’s business that could otherwise be masked by the effect of income or expenses that are excluded from non-GAAP measures, and (ii) establish budgets and operational goals for managing the Company’s business and evaluating its performance. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented only as supplemental information for purposes of understanding the Company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP. Please see the reconciliation of non-GAAP financial measures set forth herein and attached to this release.

Forward-Looking Statements
This news release contains certain forward-looking statements, including the statements in the quote from our Chief Executive Officer, including statements regarding Five9’s market position, enterprise ecosystem, our go-to-market capabilities, product innovation and enterprise traction, business momentum, expectations for future growth, and the third quarter and full year 2019 financial projections set forth under the caption “Business Outlook,” that are based on our current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. Risks that may cause these forward-looking statements to be inaccurate include, among others: (i) our quarterly and annual results may fluctuate significantly, including as a result of the timing and success of new product and feature introductions by us, may not fully reflect the underlying performance of our business and may result in decreases in the price of our common stock; (ii) if we are unable to attract new clients or sell additional services and functionality to our existing clients, our revenue and revenue growth will be harmed; (iii) our recent rapid growth may not be indicative of our future growth, and even if we continue to grow rapidly, we may fail to manage our growth effectively; (iv) failure to adequately expand our sales force could impede our growth; (v) if we fail to manage our technical operations infrastructure, our existing clients may experience service outages, our new clients may experience delays in the deployment of our solution and we could be subject to, among other things, claims for credits or damages; (vi) security breaches and improper access to or disclosure of our data or our clients’ data, or other cyber attacks on our systems, could result in litigation and regulatory risk, harm our reputation and adversely affect our business; (vii) the markets in which we participate involve numerous competitors and are highly competitive, and if we do not compete effectively, our operating results could be harmed; (viii) if our existing clients terminate their subscriptions or reduce their subscriptions and related usage, our revenues and gross margins will be harmed and we will be required to spend more money to grow our client base; (ix) our growth depends in part on the success of our strategic relationships with third parties and our failure to successfully grow and manage these relationships could harm our business; (x) we have established, and are continuing to increase, our network of master agents and resellers to sell our solution; our failure to effectively develop, manage, and maintain this network could materially harm our revenues; (xi) we sell our solution to larger organizations that require longer sales and implementation cycles and often demand more configuration and integration services or customized features and functions that we may not offer, any of which could delay or prevent these sales and harm our growth rates, business and operating results; (xii) because a significant percentage of our revenue is derived from existing clients, downturns or upturns in new sales will not be immediately reflected in our operating results and may be difficult to discern; (xiii) we rely on third-party telecommunications and internet service providers to provide our clients and their customers with telecommunication services and connectivity to our cloud contact center software and any failure by these service providers to provide reliable services could cause us to lose clients and subject us to claims for credits or damages, among other things; (xiv) we have a history of losses and we may be unable to achieve or sustain profitability; (xv) the contact center software solutions market is subject to rapid technological change, and we must develop and sell incremental and new products in order to maintain and grow our business; (xvi) we may not be able to secure additional financing on favorable terms, or at all, to meet our future capital needs; (xvii) failure to comply with laws and regulations could harm our business and our reputation; (xviii) we may not have sufficient cash to service our convertible senior notes and repay such notes, if required; and (xix) the other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our most recent annual report on Form 10-K and quarterly report on Form 10-Q. Such forward-looking statements speak only as of the date hereof and readers should not unduly rely on such statements. We undertake no obligation to update the information contained in this press release, including in any forward-looking statements.

About Five9
Five9 is a leading provider of cloud contact center software for the intelligent contact center space, bringing the power of cloud innovation to customers and facilitating more than five billion call minutes annually. Five9 provides end-to-end solutions with omnichannel routing, analytics, WFO and AI to increase agent productivity and deliver tangible business results. The Five9 Genius platform is reliable, secure, compliant and scalable; designed to create exceptional personalized customer experiences. For more information, visit www.five9.com.

FIVE9, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	June 30, 2019	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$110,469	$81,912
Marketable investments	197,007	209,907
Accounts receivable, net	28,153	24,797
Prepaid expenses and other current assets	12,036	8,014
Deferred contract acquisition costs	10,954	9,372
Total current assets	358,619	334,002
Property and equipment, net	28,255	25,885
Operating lease right-of-use assets	10,219	—
Intangible assets, net	455	631
Goodwill	11,798	11,798
Other assets	1,000	836
Deferred contract acquisition costs — less current portion	25,421	21,514
Total assets	$435,767	$394,666
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,534	$7,010
Accrued and other current liabilities	14,925	13,771
Operating lease liabilities	5,132	—
Accrued federal fees	1,577	1,434
Sales tax liabilities	1,266	1,741
Finance lease liabilities	5,545	6,647
Deferred revenue	19,991	17,391
Total current liabilities	55,970	47,994
Convertible senior notes	203,051	196,763
Sales tax liabilities — less current portion	836	841
Operating lease liabilities — less current portion	5,707	—
Finance lease liabilities — less current portion	2,402	4,509
Other long-term liabilities	1,231	1,811
Total liabilities	269,197	251,918
Stockholders’ equity:
Common stock	61	59
Additional paid-in capital	321,644	294,279
Accumulated other comprehensive income (loss)	146	(93)
Accumulated deficit	(155,281)	(151,497)
Total stockholders’ equity	166,570	142,748
Total liabilities and stockholders’ equity	$435,767	$394,666

FIVE9, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018

Revenue	$77,436	$61,120	$151,974	$120,025
Cost of revenue	31,248	24,814	62,099	49,516
Gross profit	46,188	36,306	89,875	70,509
Operating expenses:
Research and development	10,811	8,367	21,357	16,139
Sales and marketing	23,250	17,912	44,951	35,390
General and administrative	12,042	9,833	23,804	18,936
Total operating expenses	46,103	36,112	90,112	70,465
Income (loss) from operations	85	194	(237)	44
Other income (expense), net:
Interest expense	(3,406)	(2,378)	(6,802)	(3,188)
Interest income and other	1,490	206	3,235	604
Total other income (expense), net	(1,916)	(2,172)	(3,567)	(2,584)
Loss before income taxes	(1,831)	(1,978)	(3,804)	(2,540)
Provision for (benefit from) income taxes	29	64	(20)	109
Net loss	$(1,860)	$(2,042)	$(3,784)	$(2,649)
Net loss per share:
Basic and diluted	$(0.03)	$(0.04)	$(0.06)	$(0.05)
Shares used in computing net loss per share:
Basic and diluted	60,058	57,903	59,714	57,453

FIVE9, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended
	June 30, 2019	June 30, 2018
Cash flows from operating activities:
Net loss	$(3,784)	$(2,649)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	6,553	4,769
Amortization of operating lease right-of-use assets	2,147	—
Amortization of premium on marketable investments	(883)	(43)
Provision for doubtful accounts	30	66
Stock-based compensation	19,122	12,122
Gain on sale of convertible note held for investment	(217)	(312)
Amortization of discount and issuance costs on convertible senior notes	6,234	1,733
Others	(23)	25
Changes in operating assets and liabilities:
Accounts receivable	(3,378)	(1,114)
Prepaid expenses and other current assets	(4,053)	(3,140)
Deferred contract acquisition costs	(5,488)	(3,338)
Other assets	(12,571)	4
Accounts payable	159	1,493
Accrued and other current liabilities	6,516	2,415
Accrued federal fees and sales tax liability	(337)	246
Deferred revenue	2,539	1,170
Other liabilities	5,412	261
Net cash provided by operating activities	17,978	13,708
Cash flows from investing activities:
Purchases of marketable investments	(151,308)	(109,506)
Proceeds from maturities of marketable investments	165,354	1,400
Purchases of property and equipment	(8,226)	(1,092)
Proceeds from sale of convertible note held for investment	217	1,923
Net cash provided by (used in) investing activities	6,037	(107,275)
Cash flows from financing activities:
Proceeds from issuance of convertible senior notes, net of issuance costs paid of $7,946	—	250,804
Payments for capped call transactions	—	(31,412)
Proceeds from exercise of common stock options	4,248	5,821
Proceeds from sale of common stock under ESPP	3,996	2,884
Repayments on revolving line of credit	—	(32,594)
Payments of notes payable	—	(318)
Payments of finance leases	(3,702)	(4,403)
Net cash provided by financing activities	4,542	190,782
Net increase in cash and cash equivalents	28,557	97,215
Cash and cash equivalents:
Beginning of period	81,912	68,947
End of period	$110,469	$166,162

FIVE9, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED GROSS PROFIT
(In thousands, except percentages)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018

GAAP gross profit	$46,188	$36,306	$89,875	$70,509
GAAP gross margin	59.6%	59.4%	59.1%	58.7%
Non-GAAP adjustments:
Depreciation	2,416	1,776	4,694	3,482
Intangibles amortization	88	88	176	176
Stock-based compensation	1,658	853	2,887	1,531
Adjusted gross profit	$50,350	$39,023	$97,632	$75,698
Adjusted gross margin	65.0%	63.8%	64.2%	63.1%

FIVE9, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA
(In thousands, except percentages)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018

GAAP net loss	$(1,860)	$(2,042)	$(3,784)	$(2,649)
Non-GAAP adjustments:
Depreciation and amortization	3,361	2,449	6,553	4,769
Stock-based compensation	10,436	6,797	19,122	12,122
Interest expense	3,406	2,378	6,802	3,188
Interest income and other	(1,490)	(206)	(3,235)	(604)
Legal settlement	420	—	420	—
Legal and indemnification fees related to settlement	64	241	356	241
Provision for (benefit from) income taxes	29	64	(20)	109
Adjusted EBITDA	$14,366	$9,681	$26,214	$17,176
Adjusted EBITDA as % of revenue	18.6%	15.8%	17.2%	14.3%

FIVE9, INC.
RECONCILIATION OF GAAP OPERATING INCOME (LOSS) TO NON-GAAP OPERATING INCOME
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018

Income (loss) from operations	$85	$194	$(237)	$44
Non-GAAP adjustments:
Stock-based compensation	10,436	6,797	19,122	12,122
Intangibles amortization	88	116	176	232
Legal settlement	420	—	420	—
Legal and indemnification fees related to settlement	64	241	356	241
Non-GAAP operating income	$11,093	$7,348	$19,837	$12,639

FIVE9, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018

GAAP net loss	$(1,860)	$(2,042)	$(3,784)	$(2,649)
Non-GAAP adjustments:
Stock-based compensation	10,436	6,797	19,122	12,122
Intangibles amortization	88	116	176	232
Amortization of debt discount and issuance costs	—	20	—	40
Amortization of discount and issuance costs on convertible senior notes	3,155	1,733	6,234	1,733
Legal settlement	420	—	420	—
Legal and indemnification fees related to settlement	64	241	356	241
Gain on sale of convertible note held for investment	—	—	(217)	(352)
Non-GAAP net income	$12,303	$6,865	$22,307	$11,367
GAAP net loss per share:
Basic and diluted	$(0.03)	$(0.04)	$(0.06)	$(0.05)
Non-GAAP net income per share:
Basic	$0.20	$0.12	$0.37	$0.20
Diluted	$0.20	$0.11	$0.35	$0.19
Shares used in computing GAAP net loss per share:
Basic and diluted	60,058	57,903	59,714	57,453
Shares used in computing non-GAAP net income per share:
Basic	60,058	57,903	59,714	57,453
Diluted	62,950	61,105	62,843	60,741

FIVE9, INC.
SUMMARY OF STOCK-BASED COMPENSATION, DEPRECIATION AND INTANGIBLES AMORTIZATION
(In thousands)
(Unaudited)

	Three Months Ended
	June 30, 2019			June 30, 2018
	Stock-Based Compensation	Depreciation	Intangibles Amortization	Stock-Based Compensation	Depreciation	Intangibles Amortization

Cost of revenue	$1,658	$2,416	$88	$853	$1,776	$88
Research and development	1,907	450	—	1,064	233	—
Sales and marketing	2,749	1	—	1,585	2	28
General and administrative	4,122	406	—	3,295	322	—
Total	$10,436	$3,273	$88	$6,797	$2,333	$116

	Six Months Ended
	June 30, 2019			June 30, 2018
	Stock-Based Compensation	Depreciation	Intangibles Amortization	Stock-Based Compensation	Depreciation	Intangibles Amortization

Cost of revenue	$2,887	$4,694	$176	$1,531	$3,482	$176
Research and development	3,377	890	—	1,941	427	—
Sales and marketing	4,998	2	—	2,947	3	56
General and administrative	7,860	791	—	5,703	625	—
Total	$19,122	$6,377	$176	$12,122	$4,537	$232

FIVE9, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME – GUIDANCE
(In thousands, except per share data)
(Unaudited)

	Three Months Ending		Year Ending
	September 30, 2019		December 31, 2019
	Low	High	Low	High

GAAP net loss	$(6,313)	$(5,313)	$(11,981)	$(9,981)
Non-GAAP adjustments:
Stock-based compensation	11,775	11,775	42,983	42,983
Intangibles amortization	88	88	351	351
Amortization of discount and issuance costs on convertible senior notes	3,250	3,250	12,788	12,788
Legal settlement	—	—	420	420
Legal and indemnification fees related to settlement	—	—	356	356
Gain on sale of convertible note held for investment	—	—	(217)	(217)
Income tax expense effects (1)	—	—	—	—
Non-GAAP net income	$8,800	$9,800	$44,700	$46,700
GAAP net loss per share, basic and diluted	$(0.10)	$(0.09)	$(0.20)	$(0.16)
Non-GAAP net income per share:
Basic	$0.14	$0.16	$0.73	$0.76
Diluted	$0.14	$0.15	$0.70	$0.73
Shares used in computing GAAP net loss per share and non-GAAP net income per share:
Basic	61,500	61,500	61,100	61,100
Diluted	64,500	64,500	64,200	64,200

(1)	Non-GAAP adjustments do not have an impact on our income tax provision due to past non-GAAP losses.

Investor Relations Contacts:

Five9, Inc.
Barry Zwarenstein
Chief Financial Officer
925-201-2000 ext. 5959
IR@five9.com

The Blueshirt Group for Five9, Inc.
Lisa Laukkanen
415-217-4967
Lisa@blueshirtgroup.com

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